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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                  ----------

                                  FORM 8-K/A

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  February 27, 1998


                         U.S. MEDICAL SYSTEMS, INC.
           (Exact name of registrant as specified in its charter)



                                   DELAWARE
               (State or other jurisdiction of incorporation)



          0-22390                                       68-0206382
 (Commission File Number)                    (IRS Employer Identification No.)



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                          7600 BURNET ROAD, SUITE 350
                              AUSTIN, TEXAS 78757
         (Address of principal executive office, including zip code)


                                (512) 458-3335
            (Registrant's telephone number, including area code)

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          As previously reported in the Registrant's Current Report on Form 8-K filed on March 5, 1998, the Registrant, U.S. Medical Systems, Inc., closed the Agreement and Plan of Reorganization (the "Agreement") on February 27, 1998, whereby the Registrant acquired all of the issued and outstanding common stock, $.01 par value ("Sharps Common Stock"), of Sharps Compliance, Inc. ("Sharps"), in consideration for the issuance of 1,000,000 shares of Series A 10% Voting Convertible Preferred Stock, $.01 par value, of Registrant ("Preferred Stock") such that each share of Sharps Common Stock outstanding on the closing date of the Agreement was exchanged for .142868 shares of Preferred Stock. Each share of Preferred Stock is entitled to 35.190319 votes. Under the terms of the Agreement, the Registrant committed at its next stockholder meeting to seek approval to effect a one-for-five or greater reverse stock split of its common stock, $.01 par value ("Registrant Common Stock"). Immediately upon consummation of the reverse stock split, each share of Preferred Stock will be converted into seven shares of Registrant Common Stock, at which time the former stockholders of Sharps will own approximately 91% of the issued and outstanding Registrant Common Stock on a fully diluted basis.

          Sharps is a Texas corporation with its principal office in Houston, Texas. Sharps focuses on developing mail disposal service for medical sharps, which are used (i.e., contaminated) syringes/needles and razors in commercial, industrial and home health care industries.

          The Registrant intends to treat the Agreement as a reverse acquisition for accounting and financial reporting purposes. As such, Sharps will be considered the acquiror for accounting and financial reporting purposes and the net assets of the Registrant will be combined with those of Sharps at their historical cost basis on the effective date of the Agreement. Sharps will reflect the ongoing results of operations of the Registrant in their financial statements from the effective date of the Agreement.

          In accordance with Rule 3-05 of Regulation S-X (17 C.F.R. 210.3-05(b)), audited financial statements for the acquired business are filed with this Report.

     (b)  Pro Forma Financial Information.

          In accordance with Article 11 of Regulation S-X, pro forma financial information is filed with this Report. The pro forma financial information consists of an unaudited pro forma balance sheet as of December 31, 1997,

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          an unaudited pro forma statement of operations for the twelve months ended December 31, 1997 and accompanying explanation and notes.

     (c)  Exhibits.

          The following exhibits are filed as part of this Report:

          Exhibit No.    Description
          -----------    -----------
          99.1           Sharps Compliance, Inc. Financial Statements as of
                         December 31, 1997 together with auditors' report

          99.2           U.S. Medical Systems, Inc. Unaudited Pro Forma
                         Financial Statements as of December 31, 1997







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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   U.S. MEDICAL SYSTEMS, INC.



April 30, 1998                     By: /s/ C. Lee Cooke
                                      ---------------------------------------
                                      C. Lee Cooke, Jr.
                                      Chairman of the Board, President
                                      And Chief Executive Officer









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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
99.1           Sharps Compliance, Inc. Financial Statements as of December 31,
               1997 together with auditors' report

99.2           U.S. Medical Systems, Inc. Unaudited Pro Forma Financial
               Statements as of December 31, 1997




















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